Note 9 - Borrowings	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Debt Disclosure [Text Block]

9.         Borrowings

The Company maintains a borrowing agreement with the FHLB of Pittsburgh with an available funding capacity of approximately $140 million as of  December 31, 2024. This agreement is subject to annual renewal, incurs no service charges, and is secured by FHLB stock and a blanket security agreement on outstanding residential mortgage loans.

Federal Home Loan Bank advances consist of separate loans with the FHLB of Pittsburgh as of December 31 as follows (dollars in thousands):

	2024		2023
		Weighted		Weighted
	Amount	Average Rate	Amount	Average Rate

FHLB fixed-rate advances maturing:
2024	$-	-%	$1,200	1.28%
2025	37,550	4.40	9,500	3.54
2026	4,500	4.02	4,000	3.91
2027	500	1.19	500	1.19
2028	500	1.22	500	1.22

Total	$43,050		$15,700

On March 12, 2023, the Federal Reserve Bank of Philadelphia (“Reserve Bank”) made available the Bank Term Funding Program (“BTFP”), which enhances the ability of banks to borrow against the par value of certain high-quality, unencumbered investments. On December 21, 2023, the Company obtained a $9.5 million BTFP advance to secure lower funding costs relative to Federal Funds purchased. The BTFP advance had a term of one year, with an interest rate of 4.88%, and could be prepaid without penalty prior to maturity. At  December 31, 2023, the Company had pledged as collateral for the BTFP advance investment securities with a par value and fair value of $9.8 million and $9.2 million, respectively. The BTFP advance was paid off on December 20, 2024.  BTFP loans outstanding amounted to $-0- and $9,500,000 as of December 31, 2024 and 2023, respectively.